UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2024

Commission File Number: 001-39896

PLAYTIKA HOLDING CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	81-3634591
(State of other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

c/o Playtika Ltd.
HaChoshlim St 8
Herzliya Pituach, Israel
972-73-316-3251
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PLTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On November 20, 2024, Playtika Holding Corp. (the “Company”) and Playtika Ltd. (“Playtika Limited”), a wholly owned subsidiary of the Company, completed Playtika Limited’s previously announced acquisition (the “Transaction”) of all of the issued and outstanding share capital of SuperPlay Ltd. (“SuperPlay”) pursuant to that certain Share Purchase Agreement (the “Purchase Agreement”), dated September 18, 2024, by and among the Company, Playtika Limited, SuperPlay, the shareholders of SuperPlay (the “Sellers”) and Gigi Levy-Weiss, as the shareholder representative, for an aggregate purchase price equal to (i) $700.0 million, payable at the closing of the Transaction, subject to certain post-closing adjustments, plus (ii) earnout payments of up to $1.250 billion, the amounts of which will be based on certain gross revenue growth and Adjusted EBITDA metrics of SuperPlay during the calendar years 2025, 2026 and 2027, in each case, payable following the end of the applicable measurement period. Pursuant to the post-closing adjustment provisions in the Purchase Agreement, the cash portion of the consideration paid in the Transaction was subsequently decreased to $686.9 million.

On November 20, 2024, the Company filed a Current Report on Form 8-K (the “Initial Form 8-K”) with the Securities and Exchange Commission (the “SEC”) disclosing that it had consummated the Transaction and that the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) of Current Report on Form 8-K would be filed by amendment. This Amendment No. 1 to Current Report on Form 8-K (this “Amended Form 8-K”) amends the Initial Form 8-K to provide the required financial statements and pro forma financial information.

This Amended Form 8-K should be read in conjunction with the Initial Form 8-K and the Company’s other filings with the SEC. Except as stated herein, this Amended Form 8-K does not reflect events occurring after the filing of the Initial Form 8-K with the SEC on November 20, 2024 and no attempt has been made in this Amended Form 8-K to modify or update other disclosures as presented in the Initial Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired

The audited consolidated financial statements of SuperPlay as of December 31, 2023 and 2022, and for the years ended December 31, 2023 and 2022 and the notes related thereto (the “Audited Financial Statements”), and the unaudited interim condensed consolidated financial statements of SuperPlay as of September 30, 2024 and December 31, 2023 and for the nine months ended September 30, 2024 and 2023, and the notes related thereto (the “Interim Financial Statements”) are filed herein as Exhibit 99.1 and 99.2, respectively. The Audited Financial Statements and the Interim Financial Statements are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma combined balance sheet of the Company and SuperPlay as of September 30, 2024 and the unaudited pro forma combined statements of operations for the year ended December 31, 2023 and the nine months ended September 30, 2024, and the notes related thereto are filed herein as Exhibit 99.3 and are incorporated herein by reference.

(d)    Exhibits

99.1	Audited consolidated financial statements of SuperPlay Ltd. and its Subsidiaries as of December 31, 2023 and 2022 and for the years ended December 31, 2023 and 2022 and the notes related thereto
99.2
Unaudited interim condensed consolidated financial statements of SuperPlay Ltd. and its Subsidiaries as of September 30, 2024 and December 31, 2024 and for the nine months ended September 30, 2024 and 2023 and the notes related thereto

99.3
Unaudited pro forma combined financial statements of Playtika Holding Corp and SuperPlay Ltd. and its Subsidiaries for the year ended December 31, 2023 and for the nine months ended September 30, 2024 and the notes related thereto

104	Cover page Interactive Data File (formatted in iXBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PLAYTIKA HOLDING CORP.
Registrant

By:	/s/ Craig Abrahams
Craig Abrahams
President and Chief Financial Officer
Dated as of January 23, 2025